Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick Brickley, Chief Financial Officer of Everbridge, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Annual Report on Form 10-K of Everbridge, Inc. for the year ended December 31, 2019 (the “Report”):

(1)	fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Everbridge, Inc.

Date: February 28, 2020	By:	/s/ Patrick Brickley
Name: Patrick Brickley
Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)